PAGE 1
                               SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934
                                  (Amendment No.  )

          Filed by the Registrant                           [X]
          Filed by a party other than the Registrant        [ ]
          Check the appropriate box:
          [ ] Preliminary Proxy Statement
          [X] Definitive Proxy Statement
          [ ] Definitive Additional Materials
          [ ] Soliciting Material pursuant to Rule 14a-11(c) or Section
              Rule 14a-12

                                 New Age Media, Inc.
          _________________________________________________________________
                   (Name of Registrant as Specified in its Charter)

                               New Age Media Fund, Inc.
          _________________________________________________________________
                      (Name of Person(s) Filing Proxy Statement)

          Payment of Filing Fee (Check the appropriate box):
          [X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
              14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange
              Act Rule 14a-6(i)(3).
          [ ] Fee computed on table below per Exchange Act Rules 14a-
              6(i)(4) and 0-11.
              1) Title of each class of securities to which transaction
                 applies:
                 _________________________________________________________
              2) Aggregate number of securities to which transaction
                 applies:
                 _________________________________________________________
              3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)
                 _________________________________________________________
              4) Proposed maximum aggregate value of transaction:
                 _________________________________________________________
              5) Total fee paid.
                 _________________________________________________________
              [ ]Fee paid previously with preliminary materials.
                 _________________________________________________________

          1 Set forth the amount on which the filing fee is calculated and state how it was determined.

          PAGE 2















          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing,
              1) Amount previously paid:
                 _________________________________________________________
              2) Form, schedule, or Registration Statement no.:
                 _________________________________________________________
              3) Filing party:
                 _________________________________________________________
              4) Date filed:
                 _________________________________________________________





















































          PAGE 3

          _________________________________________________________________
          NEW AGE MEDIA FUND, INC.

          100 East Pratt Street,
          Baltimore, Maryland 21202

                                             February 27, 1996

          James S. Riepe
          Chairman of the Board


          Dear Fellow Shareholder:

                You are cordially invited to attend the Annual Meeting of Shareholders of the New Age Media Fund, Inc. (the "Fund"), to be held on Tuesday, April 30, 1996, at 10:00 a.m., at the offices of the Corporation, 100 East Pratt Street, Baltimore, Maryland 21202.

                The matters to be acted on at the meeting--(1) election of directors and (2) ratification of the selection of the Fund's independent accountants--are described in the accompanying Notice and Proxy Statement. A proxy card on which to indicate your vote and an envelope, postage prepaid, in which to return your proxy are enclosed.

                We realize that each of you cannot attend the meeting and vote your shares in person. However, whether or not you plan to attend the meeting, we need your vote. We urge you to complete, sign, and return the enclosed proxy so that your shares will be represented. By promptly returning the proxy, you help the Fund avoid the necessity and expense of sending follow-up letters to assure a quorum. If you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.

                Remember, this is your opportunity to voice your opinion on matters affecting the Fund. Your participation is extremely important.

                If you want additional information concerning the matters proposed for action at the meeting, please let us know.

                                   Sincerely,

                                   James S. Riepe

















          PAGE 4
                               NEW AGE MEDIA FUND, INC.

                       Notice of Annual Meeting of Shareholders

                                    April 30, 1996

             The Annual Meeting of Shareholders of the New Age Media Fund, Inc. (the "Fund"), a Maryland corporation, will be held on Tuesday, April 30, 1996, at 10:00 o'clock a.m., Eastern time, at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202. The following matters will be acted upon at that time.

             1. To elect three (3) directors to serve until the next annual meeting or until their successors shall have been duly elected and qualified;

             2. To ratify or reject the selection of the firm of Price Waterhouse LLP as the independent accountants for the Fund for the year 1996; and

             3. To transact such other business as may properly come before the meeting and any adjournments thereof.

                                              LENORA V. HORNUNG
                                              Secretary
          February 27, 1996
          100 East Pratt Street
          Baltimore, Maryland 21202

          _________________________________________________________________
                                YOUR VOTE IS IMPORTANT

          Shareholders are urged to designate their choices on each of the matters to be acted upon and to date, sign, and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the proxy will help assure a quorum at the meeting and avoid the additional Fund expense of further solicitation.
          _________________________________________________________________

























          PAGE 5
                               NEW AGE MEDIA FUND, INC.

                    Annual Meeting of Shareholders--April 30, 1996

                                   PROXY STATEMENT

                This statement is furnished in connection with the solicitation of proxies by the New Age Media Fund, Inc. (the "Fund"), a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held on April 30, 1996, and at any adjournments thereof.

                If the enclosed proxy form is executed properly and returned in time to be voted at the meeting, the individuals named as proxies (or their substitutes) in the enclosed proxy card (or cards if you have multiple accounts) will vote the shares represented in accordance with your directions as indicated thereon. You may direct the proxy holders to vote your shares on a Proposal by checking the appropriate box "For" or "Against," or instruct them not to vote those shares on the Proposal by checking the "Abstain" box. Alternatively, you may simply sign, date and return your proxy card(s) with no specific instructions as to the Proposals. Executed proxies that are unmarked will be voted: (i) for the nominees of the Board of Directors of the Fund in the election of directors and (ii) in favor of the ratification of the selection of the independent accountants for the Fund. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                The Board of Directors has fixed the close of business on February 15, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Fund held as of the record date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the
          Fund: (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and
          (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

                In order to hold the meeting, a majority of the Fund's

          PAGE 6















          shares entitled to be voted must have been received by proxy or be present at the meeting. In the event that a quorum is present but sufficient votes in favor of one or more of the Proposals are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's shareholders.

                Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any Proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

                VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 FOR THE FUND. A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2 FOR THE FUND.

                The costs of the meeting, including the solicitation of proxies, will be paid by the Fund. In order to ensure that sufficient shares of Common Stock are represented at the meeting to permit approval of the proposals outlined in the Proxy Statement, the Fund has retained the services of Mackenzie Partners, Inc. to assist it in soliciting proxies for a fee of $6,000 plus reimbursement of out-of-pocket expenses. In addition, the Fund will request securities brokers, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of shares held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition to the solicitation of proxies by mail, directors, officers, and/or employees of the Fund or of its investment manager, T. Rowe Price Associates, Inc. ("T. Rowe Price"), may solicit proxies in person or by telephone.

                The principal executive offices of the Fund are located at 100 East Pratt Street, Baltimore, Maryland 21202.

                The approximate date on which this Proxy Statement and form PAGE 7 of proxy are first being mailed to shareholders is March 4, 1996.
















          PRINCIPAL HOLDERS

                As of December 31, 1995 to the knowledge of the Fund, no person beneficially owned more than five percent of its outstanding shares.

          1.    ELECTION OF DIRECTORS

                The Fund's Board of Directors has nominated three (3) persons for election as directors, each to hold office until the next annual meeting (if any) or his successor is duly elected and qualified. Each of the nominees is a member of the present Board of Directors of the Fund and has served in that capacity since originally elected. A shareholder using the enclosed proxy form can vote for all or any of the nominees of the Board of Directors or withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among these nominees.

                The following table presents information concerning persons nominated by the Board of Directors for election as directors of the Fund. The information includes their positions and principal occupations during the last five years. Each nominee who is an "interested person" (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")) is indicated by an asterisk ("*") preceding his name.


































          PAGE 8
          _________________________________________________________________
                                                                  Fund
                                                                 Shares
                                                              Beneficially
                                                     Year        Owned,
                                                      of        Directly
                                                   Original        or
                                                   Election   Indirectly,
          Name, Address                               as         as of
             and Age                Occupations    Director     12/31/95
          _________________________________________________________________

          Jeffrey H. Donahue(2)     Senior Vice       1993          300
          Age: 49                   President and
          10275 Little              Chief Financial
          Patuxent Parkway          Officer of
          Columbia, MD 21044        The Rouse Company,
                                    a full-service
                                    real estate and
                                    development company,
                                    Columbia, Maryland,
                                    since 1993. From 1985
                                    to 1993, Mr. Donahue
                                    was Vice President and
                                    Treasurer of the Rouse
                                    Company. Also Director,
                                    T. Rowe Price Spectrum
                                    Fund, Inc. and T. Rowe
                                    Price Renaissance Fund, Ltd.
          _________________________________________________________________
          A. MacDonough Plant(1)(2) Partner, the law  1993          200
          Age: 58                   firm of Stewart,
          Suite 910                 Plant & Blumenthal,
          Seven St. Paul Street     Baltimore, Maryland,
          Baltimore, MD 21202       since 1991. From 1971
                                    to 1991, Mr. Plant was
                                    a partner at the law firm
                                    of Semmes, Bowen & Semmes,
                                    specializing in both
                                    instances in estate and trust
                                    law. Also Director, T. Rowe
                                    Price Spectrum Fund, Inc. and
                                    T. Rowe Price Renaissance Fund,
                                    Ltd.
          _________________________________________________________________
          *James S. Riepe (1)       Chairman of the   1993         1,000
          Age: 52                   Board and member
          100 East Pratt Street     of the Executive

          PAGE 9















          Baltimore, MD 21202       Committee of the Fund;
                                    Managing Director, T.
                                    Rowe Price Associates,
                                    Inc.; President and Director,
                                    T. Rowe Price Investment
                                    Services, Inc.; Chairman of
                                    the Board, T. Rowe Price
                                    Services, Inc., T. Rowe Price
                                    Trust Company, T. Rowe Price
                                    Retirement Plan Services, Inc.,
                                    and the following T. Rowe Price
                                    Funds: Spectrum (since inception),
                                    Balanced (since inception), and
                                    Mid-Cap Growth (since inception); Vice
                                    President of the following T. Rowe
                                    Price Funds/Trusts: New Era, New
                                    America Growth, Prime Reserve,
                                    International, and Institutional
                                    International (since inception);
                                    Vice President and Director/Trustee of
                                    24 other T. Rowe Price Funds/Trusts;
                                    Director, T. Rowe Price Tax-Free
                                    Insured Intermediate Bond Fund, Inc.
                                    (since inception) and Rhone-Poulenc
                                    Rorer, Inc.

          (1) Denotes member of the Executive Committee of the Board of Directors.

          (2) Denotes member of the Audit Committee of the Board of Directors.

                The Board of Directors held 4 meetings during fiscal year 1995. All directors attended at least 75% of the meetings held in 1995. The Board has an Audit Committee and an Executive Committee.

                The Audit Committee meets with the Fund's independent accountants to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent accountants and to review fees charged by the independent accountants. The Audit Committee members are Messrs. Donahue and Plant. The Audit Committee met once in 1995 and all members participated in the meeting.

                The Executive Committee has full authority to exercise all the powers permitted to such a committee under Section 2-411 of

          PAGE 10
          the Maryland General Corporation Law.















          COMPENSATION OF DIRECTORS AND OFFICERS
          _________________________________________________________________
                                             Pension                Total
                                                or                 Compen-
                                             Retire-               sation
                                   Aggre-      ment     Estimated   from
                                    gate     Benefits    Annual   Fund and
                                   Compen-   Accrued    Benefits    Fund
                                   sation    as Part      Upon     Complex
          Name of                 from the   of Fund     Retire-   Paid to
          Person                    Fund    Expensesa     ment   Directorsc
          _________________________________________________________________

          Jeffrey H. Donahue       $7,000       --         --      $30,011

          A. MacDonough Plant      $6,750       --         --      $29,750

          James S. Riepe b           --         --         --        --
          _________________________________________________________________

          a     The directors of the Fund do not receive any pensions or
          retirement benefits from the Fund or T. Rowe Price.

          b     The directors of the Fund who are officers or employees of
          T. Rowe Price and the officers of the Fund receive no remuneration from the Fund.

          c     The only compensation paid by the Fund to its directors and other officers are the directors' fees paid to the directors who are not "interested persons" of the Fund. Messrs. Donahue and Plant are each paid by the Fund, in addition to certain out-of-pocket expenses, a director's fee of $5,000 per year plus $500 for each meeting attended in person and $250 for each meeting attended by telephone. Compensation from the Fund complex included two Investment Companies. Mr. Riepe did not receive such fees because of his affiliation with T. Rowe Price.

          2.    RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

                The selection by the Board of Directors of the firm of Price Waterhouse LLP as the independent accountants for the Fund for the fiscal year ending December 31, 1996 is to be submitted for ratification or rejection by the shareholders at the Annual Meeting. The firm of Price Waterhouse LLP has served the Fund as independent accountants since inception. The independent accountants have advised the Fund that they have no direct or

          PAGE 11
          material indirect financial interest in the Fund.
          Representatives of the firm of Price Waterhouse LLP are expected to be present at the Annual Meeting and will be available to make a statement, if they desire to do so, and to respond to appropriate questions which the shareholders may wish to address to them.

                The affirmative vote of a majority of shares present and voting at the meeting is required to ratify the appointment of Price Waterhouse LLP. The Board of Directors recommends that the shareholders vote "FOR" the proposal to ratify the appointment of this as the Fund's independent accountants for 1995.

          INVESTMENT MANAGER

                The Fund's investment manager is T. Rowe Price, a Maryland corporation, 100 East Pratt Street, Baltimore, Maryland 21202.

                The officers of the Fund (other than the nominees for reelection as directors) and their positions with T. Rowe Price are as follows:

                                   Position             Position with
            Officer                with Fund            T. Rowe Price

          *John D. Gillespie      President              Vice President
          *Charles A. Morris      Executive Vice         Managing Director
                                    President
          *Brian D. Stansky       Executive Vice         Vice President
                                    President
          Lise J. Buyer           Vice President         Vice President
          Robert N. Gensler       Vice President         Vice President
          Henry H. Hopkins        Vice President         Managing Director
          John F. Wakeman         Vice President         Vice President
          Lenora V. Hornung       Secretary              Vice President
          Carmen F. Deyesu        Treasurer              Vice President
          David S. Middleton      Controller             Vice President
          Patricia S. Butcher     Assistant Secretary    Assistant Vice
                                                         President
          Stephanie A. Clancy     Assistant Vice         Assistant Vice
                                    President            President
          Roger L. Fiery, III     Assistant Vice         Vice President
                                    President
          Edward T. Schneider     Assistant Vice         Vice President
                                    President
          Ingrid I. Vordemberge   Assistant Vice         Employee
                                    President


          PAGE 12
          * Mr. Gillespie's date of birth is 3/12/59. He has been President of the Fund since its inception in 1993. Mr. Gillespie joined T. Rowe Price in 1986 and has been managing investments since 1989.















          * Mr. Morris' date of birth is 1/3/63. He has been Executive Vice President of the Fund since 1994 and an investment analyst at T. Rowe Price since 1987.
          * Mr. Stansky's date of birth is 10/14/63. He has been Executive Vice President of the Fund since 1995 and an investment analyst at T. Rowe Price since 1990.

                State Street Bank and Trust Company serves as transfer agent, dividend-paying agent, and registrar for the fund. Its address is 1776 Heritage Drive-4W, North Quincy, Massachusetts 02171-2197. The Fund has a Telephone Services Agreement with T. Rowe Price Services, Inc. ("Price Services"), which is a wholly-owned subsidiary of T. Rowe Price. In addition, the Fund has an Agreement with T. Rowe Price to perform fund accounting services. James S. Riepe, Chairman of the Board of the Fund, is Chairman of the Board of Price Services.

          DEADLINE FOR SHAREHOLDER PROPOSALS

                Shareholder proposals intended to be presented at the 1997 Annual Meeting of the Shareholders of the Fund must be received by November 1, 1996, to be included in the Proxy Statement and the form of proxy relating to that meeting; the Fund expects that the 1997 Annual Meeting will be held in April of 1997.

          OTHER BUSINESS

                The Board of Directors of the Fund knows of no other matters to be presented for action at the meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with the judgment of the best interests of the Fund.

                All proxies received will be voted in favor of all of the proposals, unless otherwise directed therein.

          GENERAL INFORMATION

                    As of December 31, 1995, there were 14,936,666 shares of the capital stock of Fund outstanding, with a par value of $.0001.


          PAGE 13
                    As of December 31, 1995, the officers and directors of the New Age Media Fund, as a group, beneficially owned, directly or indirectly, 12,393.0971 shares, representing less than 0.0829% of the Fund's outstanding stock.

                A COPY OF THE ANNUAL REPORT OF THE FUND FOR THE YEAR ENDED















          DECEMBER 31, 1995, INCLUDING FINANCIAL STATEMENTS IS ENCLOSED WITH THIS PROXY STATEMENT.
































































          PAGE 14
                               NEW AGE MEDIA FUND, INC.

                          MEETING:  10:00 A.M. EASTERN TIME

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          THE UNDERSIGNED SHAREHOLDER of New Age Media Fund, Inc. (the "Fund") hereby appoints James S. Riepe, the lawful attorney and proxy of the undersigned with full power of substitution, to vote as designated below all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, April 30, 1996, at 10:00 a.m., at the offices of the Fund, 100 East Pratt Street, Baltimore, Maryland 21202, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated February 27, 1996, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

          Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees as directors, for the ratification of the selection of Price Waterhouse LLP as independent accountants, and in the discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposals.

          PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

          Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

          HAS YOUR ADDRESS CHANGED:               DO YOU HAVE ANY COMMENTS:
          _________________________________________________________________
          _________________________________________________________________
          _________________________________________________________________
          _________________________________________________________________
          _________________________________________________________________




















          PAGE 15
          ____
          X      PLEASE MARK VOTES AS IN
          _____  THIS EXAMPLE

                  1.  Election of directors.

               FOR all nominees  / /   WITHHOLD AUTHORITY / /   FOR all / /
               listed below (except    to vote for all          except
               as marked to the        nominees listed below
               contrary)

                               Jeffrey H. Donahue    A. MacDonough Plant

                                            James S. Riepe

               (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN
               INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.)


               2.) To ratify the appointment of Price Waterhouse LLP as independent accountants of the Fund for 1996.

                                  For   Against   Abstain
                                  _____   ______    _____
                                  _____   ______    ______

               Mark box at right if comments or address change      /  /
               have been noted on the reverse side of this card.


          RECORD DATE SHARES:
          ____________________________

                               REGISTRATION
          ____________________________
          Please be sure to sign and date this         ________________
          Proxy.                                       Date
          ____________________________________
          _____________________________________________________________



          Shareholder sign here__________Co-owner sign here________________

          ----------------------------------------------------------------



















          PAGE 16
          DETACH CARD

                               NEW AGE MEDIA FUND, INC.

          Dear Shareholder:

          Please take note of the important information enclosed with the Proxy Ballot. There are issues related to the management and operation of your Fund that require your attention and approval. These are discussed in detail in the attached proxy materials.

          Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

          Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

          Your vote must be received prior to the Annual Meeting of Shareholders, April 30, 1996.

          Thank you in advance for your prompt consideration of these matters.

          Sincerely,

          New Age Media Fund, Inc.